SUPPLEMENT TO MAY 1, 1999 PROSPECTUS

                        LONGLEAF PARTNERS FUNDS TRUST SM
                                     [LOGO]
                                   Managed By
                      Southeastern Asset Management, Inc.
                          6410 Poplar Ave., Suite 900
                               Memphis, TN 38119

Effective February 1, 2000, Longleaf Partners Fund is open to all investors. The methods of opening new accounts and making new investments described in the Shareholder Manual beginning on page 26 now apply to the Partners Fund, and any references to the Partners Fund as a closed fund are accordingly amended. Longleaf Partners Small-Cap Fund remains closed to new investors.

You may use the attached New Account Application to open a new account in Longleaf Partners Fund or any of our other open Funds. We will return investments accompanying new account applications for the Partners Fund received prior to February 1, 2000.